CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is made and entered into as of September 16, 2017 (the “Effective Date”), by and between BMC Corporate Services, LLC (the “Company”) and Paul Street (the “Consultant”).

WITNESSETH

WHEREAS, prior to the Effective Date, Consultant had been employed by the Company or one of its predecessors or its or their present or former parents of, subsidiaries of, sister companies of, predecessors of, successors of, affiliates of, or companies otherwise related to, the Company (“Company Related Parties”) in various roles and most recently as Vice President and Associate General Counsel;

WHEREAS, Consultant retired from the Company and Consultant’s employment relationship with the Company ended, therefore, as of September 15, 2017;

WHEREAS, the Company believes that it will benefit from a new and separate consulting arrangement between Consultant and the Company, pursuant to which Consultant will provide certain services on an independent contractor basis as outlined below; and

WHEREAS, the Company and Consultant desire to establish and document the terms and conditions of the consulting relationship between them.

NOW, THEREFORE, in consideration of the premises, the mutual promises and obligations of the parties set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Appointment of Consultant; Services. Company appoints Consultant and Consultant hereby accepts appointment as an independent contractor to perform certain advisory services as may be requested by the Company for itself or for any of the Company Related Parties from time to time (the “Services”).
2.    Term; Termination. This Agreement will be effective as of the Effective Date and will terminate on December 31, 2017 unless terminated by the Company or Consultant upon written notice at any time before December 31, 2017. The term of this Agreement may be extended by the Company at its discretion provided Consultant agrees to any such extension proposed by the Company.
3.    Duties of Consultant. During the term of this Agreement, Consultant agrees to make himself reasonably available to render, at the written request of Lanesha Minnix (“Minnix”), the Company’s Senior Vice President and General Counsel, such Services as are reasonably requested by the Company for itself or for any of the Company Related Parties. For the avoidance of doubt, Consultant agrees he shall not perform any Services unless specifically requested to do so in writing by Minnix. Notwithstanding anything herein to the contrary, and for the avoidance of doubt, the parties intend that the date of the termination of Consultant’s prior employment with the Company constitutes the date of Consultant’s “separation from service” from the Company within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and the parties accordingly intend and agree that Consultant will not be expected or required to perform Services exceeding twenty percent (20%) of the average level of bona fide services he performed for the Company or the Company Related Parties over the immediately preceding 36 months. For the purposes of determining whether a “separation from service” from the Company occurred within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, the parties acknowledge and agree that Consultant worked more than 60 hours per week on average over the immediately preceding 36 months. Consultant agrees to diligently and competently perform the Services, provided that Consultant will at all times retain sole and absolute discretion and judgment in the manner and means and method of carrying out the Services and Consultant will furnish all vehicles, equipment, tools and materials, and Consultant’s own email address and business cards, if any, used to carry out the Services.
4.    Services for Others. During this engagement with the Company, Consultant will not be required to devote full time to the performance of the Services and instead, Consultant will be free to perform services for other persons and entities, provided that performance of such services does not materially interfere with Consultant’s performance of the Services under this Agreement, and provided further that Consultant will comply with Section 9 of this Agreement with respect to his services for or on behalf of other persons and entities and will not otherwise violate any ongoing duties and/or obligations owed to the Company or any of the Company Related Parties, if any.
5.    Compensation of Consultant.
(a)    As compensation for the performance of the Services, the Company will pay Consultant $200 per hour for the Services that are provided. Consultant agrees to invoice the Company on a monthly basis for Services provided during the month, if any. Upon termination of this Agreement for any reason, Consultant will promptly provide the Company with an invoice as described above reflecting all unpaid fees through and including the date of termination.
(b)    In the event that Consultant is required to travel in order to perform the Services under this Agreement, the Company will reimburse Consultant for reasonable travel expenses incurred by him upon the presentation by Consultant of a detailed and itemized account of such expenses with proper documentation and such other supporting information as the Company may reasonably request. Except as provided above with respect to travel expenses, the Company will not be responsible for payment or reimbursement of Consultant’s expenses in his performance of the Services, unless any such expenses are approved in advance by the Company.
6.    Independent Contractor Status of Consultant.
(a)    Consultant’s legal status is as an independent contractor of Company. Nothing in this Agreement makes Consultant the agent, partner, joint venturer, employee or legal representative of Company for any purpose whatsoever; nor shall Consultant hold himself out as such. Consultant will have no authority to bind the Company in any manner or for any purpose.
(b)    Consultant will not be an employee of Company for any purpose, including for purposes of the Fair Labor Standards Act’s minimum wage and overtime provisions, nor any other provision of federal, state or local law applicable to employees. Further, Consultant understands and agrees that he will not be entitled to any employment benefits that may be made available by the Company to its employees, including but not limited to vacation pay, sick leave, retirement benefits, social security, workers’ compensation, health or disability benefits and unemployment insurance benefits unless the parties have agreed otherwise. For the avoidance of doubt, the parties acknowledge that Consultant was an employee of the Company prior to the Effective Date and notwithstanding any provision of this Agreement to the contrary, nothing herein will or does waive, abrogate, modify, amend or supersede any ongoing rights or obligations of the Company and the Consultant to each other, if any, as a consequence of Consultant’s former employment.
(c)    Consultant understands that the Company will not make any withholdings and will not be responsible for withholding or paying any federal or state income, social security or other taxes in connection with any compensation or other amounts paid under this Agreement and the Company will issue a Form 1099 to Consultant. Consultant agrees that he is solely responsible for any tax obligations that may arise from the payment of compensation or reimbursement of expenses to Consultant pursuant to this Agreement. Consultant further understands and agrees that the Company makes no representations or warranties with respect to the tax consequences of the payment of any sums to Consultant hereunder or in any other respect and Consultant was advised, and had the opportunity, to seek independent tax and/or legal advice regarding any such tax consequences prior to entering into this Agreement. Consultant further agrees to indemnify and hold the Company and Company Related Parties harmless from and against any tax or tax or other withholdings claims, amounts, interest, penalties, fines, assessments, executions, judgments or recoveries or other liabilities brought or sought by any taxing authority or governmental agency with regard to the sums paid to Consultant, and any costs, expenses or attorneys’ fees that may be incurred by the Company or Company Related Parties in connection with any tax matters.
7.    Representations. Consultant hereby represents and warrants to the Company that (a) Consultant is free to enter into this Agreement with the Company and to perform the Services described herein, (b) the execution of this Agreement and the performance of the Services by Consultant will not result in the breach of any express or implied, oral or written, contract or agreement, to which Consultant is bound and (c) the execution of this Agreement and the performance of the Services will not at any time interfere with or violate any third party rights (including, without limitation, the use, disclosure, misappropriation or infringement of any confidential information, proprietary rights or intellectual property belonging to any other person or entity).
8.    Indemnification by Consultant. Consultant agrees to indemnify and hold the Company and any of the Company Related Parties harmless from and against any and all liabilities, claims, causes of action, losses, costs, fees (including, without limitation, attorneys’ fees), expenses, damages and penalties to the extent attributable to Consultant’s gross negligence or intentional misconduct in performing the Services or to Consultant’s material uncured breach of this Agreement. For the avoidance of doubt, Consultant acknowledges that his indemnification obligation in this Paragraph is in addition to Consultant’s indemnification obligation in Paragraph 6(c) above.
9.    Confidential Information.
(a)    Consultant acknowledges that during his engagement as a consultant with Company he may have access to certain confidential and proprietary information belonging to the Company, Company Related Parties or third parties who may have furnished such information under obligations of confidentiality, relating to and used in the Company’s or Company Related Parties’ business (collectively, “Confidential Information”). Consultant acknowledges that, unless otherwise available to the public, Confidential Information includes, but is not limited to, the following categories of information and material, including all paper or electronic copies, notes or other reproductions or replicas thereof: financial statements and information; budgets, forecasts and projections; business and strategic plans; marketing strategies; research and development projects; records relating to any intellectual property developed by, owned by, controlled, licensed or maintained by the Company or Company Related Parties; information related to the Company’s or Company Related Parties’ inventions, research, products, designs, methods, know-how, formulae, techniques, systems or processes; customer lists; non-public information relating to the Company’s or Company Related Parties’ customers, suppliers, employees, distributors or investors; the specific terms of the Company’s or Company Related Parties’ agreements or arrangements, whether oral or written, with any customer, supplier, vendor or contractor with which the Company or Company Related Parties may be associated from time to time; and any and all information relating to the operation of the Company’s or Company Related Parties’ business which the Company or Company Related Parties may from time to time designate as confidential or proprietary or that Consultant reasonably knows should be, or has been, treated by the Company or Company Related Parties as confidential or proprietary. For the avoidance of doubt, Confidential Information encompasses all formats in which information is preserved, whether electronic, print or any other form, including all originals, copies, notes or other reproductions or replicas thereof.
(b)    Confidential Information does not include any information that: (i) at the time of disclosure is generally known to, or readily ascertainable by, the public; (ii) becomes known to the public through no fault of Consultant or other violation of this Agreement or (iii) is disclosed to Consultant by a third party under no obligation to maintain the confidentiality of the information.
(c)    Consultant agrees that he will maintain the confidentiality of the Confidential Information at all times during and following his engagement by the Company and will not, directly or indirectly, use or disclose any Confidential Information for any purpose other than to the extent necessary to perform the Services.
(d)    The restrictions in Section 9(c) above will not apply to any information that Consultant is required to disclose by law, provided that the Consultant (i) notifies the Company of the existence and terms of such obligation, (ii) gives the Company a reasonable opportunity to seek a protective or similar order to prevent or limit such disclosure and (iii) only discloses that information actually required to be disclosed.

(e)    Upon termination of Consultant’s engagement with the Company for any reason, or at any time upon request of the Company, Consultant will promptly deliver to the Company all Confidential Information in any form along with all personal property belonging to the Company or Company Related Parties that is in Consultant’s possession, custody or control, including, without limitation, all files, memoranda, designs, correspondence, manuals, programs, data, records, notes, notebooks, reports, papers, equipment, computer software, proposals or any other file, material, document or possession (whether in hard copy or any electronic format), however obtained, along with any reproductions or copies.
(f)    Remedies. Consultant acknowledges and agrees that Consultant’s breach or threatened breach of this Section 9 may result in immediate and irreparable injury to Company or Company Related Parties, which injury may not be subject to redress by monetary damages. Accordingly, Consultant agrees that Company and Company Related Parties are entitled to enforce this Agreement by seeking a temporary restraining order, preliminary and permanent injunction and/or any other appropriate equitable relief to prevent or retrain such breach. Nothing in this Section prohibits the Company or Company Related Parties from pursuing any other remedies available to it or them in law or equity, including but not limited to the recovery of monetary damages.
10.    Benefit; Assignment. The rights, duties and obligations of the parties under this Agreement shall inure to the benefit of and shall be binding upon their respective successors and permitted assigns and, in the case of the Company, for the avoidance of doubt the Company Related Parties. Neither this Agreement nor the rights, duties, obligations and responsibilities of Consultant under this Agreement may be assigned or transferred, in whole or in part, by Consultant to any other person, association, organization, company or other entity (including subcontractors) without the prior written consent of Company.
11.    Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without regard to that body of law known as choice of law.
12.    Miscellaneous.
(a)    The provisions of Sections 6, 7, 8, 9, 10, 11, and 12 will survive the termination of this Agreement for any reason.
(b)    Should any provision of this Agreement or the application thereof, to any extent, be held invalid or unenforceable, the remainder of this Agreement and the application thereof, other than those provisions held invalid or unenforceable, shall not be affected thereby and shall continue valid and enforceable to the fullest extent permitted by law or equity.
(c)    No waiver by either party of any breach of this Agreement shall be construed as a waiver of any succeeding breach of this Agreement.
(d)    This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same agreement. Facsimile or PDF reproductions of original signatures will be deemed binding for the purpose of the execution of this Agreement.
(e)    This Agreement represents the entire and integrated agreement between the parties regarding the consulting relationship between the Company or Company Related Parties and the Consultant and supersedes all prior negotiations, representations or agreements, either written or oral, regarding the consulting relationship between the Company or Company Related Parties and the Consultant.
(f)    This Agreement may be amended only by a written instrument signed by both Company and Consultant.
(g)    This Agreement was negotiated at arm’s-length with each party receiving or having the opportunity to receive advice from legal counsel. It is the intent of the parties hereto that no part of this Agreement be construed against any of the parties hereto because of the identity of the drafter.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first above written.

CONSULTANT: /s/ Paul Street Paul Street	COMPANY: BMC Corporate Services, LLC By: /s/ Lanesha Minnix Name: Lanesha Minnix Title: Senior Vice President and General Counsel

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